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                                                                 Exhibit 10.45.1

  Schedule Identifying Substantially Identical Agreements to Exhibit No. 10.45.

Various subsidiaries of the Company each entered into loan agreement which is substantially identical to the loan agreement filed under Exhibit 10.45. The following table lists the borrower, lender and loan amount which differs from that in exhibit 10.45 for each of the six loan agreements.

             Borrower                            Lender                             Loan Amount
             --------                            ------                             -----------
MHC Casa Village, L.L.C.                  Bank of America, N.A.                     $11,040,000
MHC Colony Park Limited Partnership       Bank of America, N.A.                      $5,825,877
MHC Heritage Plantation, L.L.C.           Wells Fargo Bank, National Association    $13,520,000
MHC Maralago Cay, L.L.C.                  Morgan Stanley Mortgage Capital, Inc.     $21,600,000
MHC Quail Meadows Limited Partnership     Wells Fargo Bank, National Association     $5,280,000
MHC Santiago Estates Limited Partnership  Bank of America, N.A.                     $16,204,901